ASSET PURCHASE AGREEMENT


     This  ASSET  PURCHASE  AGREEMENT  dated  as  of  February  16,  2005  (the
"Agreement") is entered into by and between POWER2SHIP, INC., a Nevada corporation ("P2S"); POWER2SHIP, INC., a Delaware corporation and a wholly owned subsidiary of P2S that is in the process of changing its name to Power2Ship Intermodal, Inc. ("Buyer"); G.F.C., INC., a South Carolina corporation
("Seller"); and, MICHAEL ALLORA, an individual resident in the State of New Jersey ("Allora").

                                    PREAMBLE

     WHEREAS, Seller engages in the business of intermodal transportation (the "Business");

     WHEREAS, Seller, in connection with its operation of the Business, owns and lawfully uses certain assets (as more fully described below and referred to hereafter as the "Assets");

     WHEREAS, Allora (sometimes referred to hereafter as the "Principal") is a principal shareholder of Seller and the principal person in control of the operations of the Business;

     WHEREAS, Seller desires to convey, sell and assign to Buyer all of Seller's right, title and interest in and to the Assets, upon the terms and conditions contained in this Agreement; and

     WHEREAS, Buyer desires to purchase the Assets upon the terms and conditions contained in this Agreement.

     NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.          Sale  and  Purchase  of  Assets.
           --------------------------------

1.1          Sale  and  Purchase of Assets.  Subject to the terms and conditions
            ------------------------------
of this Agreement, at the closing described in Section 6 (the "Closing"), Seller shall sell to Buyer, and Buyer shall purchase from Seller, those assets of Seller identified on Schedule 1.1 (the "Assets").

1.2          Liabilities  Assumed  and  Excluded.  In  connection  with  Buyer's
            ------------------------------------
purchase of the Assets, Buyer shall assume and become responsible for the payment of only those liabilities of Seller that are identified on Schedule 1.2 (the "Liabilities"). Buyer shall assume no other liabilities or obligations of Seller.

1.3     Insurance  Deposits.  At  the Closing, Buyer shall reimburse Seller
             -------------------
for those insurance deposits as are mutually agreed upon by Seller and Buyer at the time of Closing.

2.     Purchase  Price;  Payment;  Allocation.
       --------------------------------------

2.1     Purchase  Price.  The  purchase price for the Assets (the "Purchase
        ---------------
Price") shall be (a) the sum of $300,000 (the "Cash Purchase Price"), plus (b) the issuance to the Seller of warrants to purchase 200,000 shares of the common stock of P2S (the "Warrants) in the form attached hereto as Exhibit 2.1.

2.2     Cash  Purchase  Price.  The  Cash  Purchase  Price shall be paid as
        ---------------------
follows:

     (a) $100,000 shall be paid at Closing by P2S's delivery to Seller of Seller's $100,000 secured promissory note dated November 10, 2004 issued by Seller in favor of P2S (the "Note") marked 'PAID IN FULL"; and

     (b) $200,000 shall be paid by Buyer, in twenty-four equal, consecutive monthly installments of $8,333.33, without interest. The first installment shall be paid on the first monthly anniversary of the Closing Date, and succeeding installments shall be paid on or before the same day of each of the 23 consecutive months thereafter. The foregoing to the contrary notwithstanding:

          (i) In the event that the gross freight revenues of Buyer for the first full calendar month commencing one year following the Closing, equals or exceeds $667,000, then, within 30 days from such date, Buyer shall pay to Seller the sum of $50,000, and Buyer shall thereafter make six equal, consecutive monthly installments of $8,333.33, without interest, until the entire $200,000 described in paragraph (b) of this Section 2.2 has been paid in full; and

          (ii) In the event that the gross freight revenues of Buyer for the first full calendar month commencing one year following the Closing, equals or exceeds $834,000, then, within 30 days from such date, Buyer shall pay to Seller the sum of $100,000, which payment shall constitute full satisfaction of Buyer's $200,000 obligation described in paragraph (b); provided that Buyer has made all required payments pursuant to this paragraph (b).

At and subject to Closing, P2S shall waive accrued but unpaid interest on the Note. P2S hereby unconditionally guarantees the payment obligations of Buyer under this Section 2.2(b). In the event that Buyer fails to make one or more required payments under this Section 2.2(b) as and when due, and such failure continues for a period of 90 days from the due date thereof, Seller may declare all unpaid amounts under this Section 2.2(b) to be immediately due and payable upon written notice to Buyer and P2S.

2.3     The  Warrants.  Each  of  the  Warrants  shall  entitle  Seller  to
        -------------
purchase one share of common stock of P2S during the three year period commencing on the Closing Date, at an exercise price equal to the closing bid price for the P2S common stock on the trading day immediately preceding the Closing Date. The Warrants shall vest and become exercisable 100,000 shares on the Closing Date and 100,000 shares on the one-year anniversary of the Closing Date. Neither the Warrants nor the shares of P2S common stock issuable upon exercise of the Warrants (the "Warrant Shares") have been registered under the Securities Act of 1933, as amended (the "Act"), and neither the Warrants nor the Warrant Shares may be sold, assigned, pledged, transferred or otherwise disposed of absent registration under the Act or the availability of an available exemption from such registration requirements. Neither P2S nor Buyer has agreed to register the Warrants or the Warrant Shares under the Act.

3.     Representations  and  Warranties  of  Seller  and  the  Principal.
       -----------------------------------------------------------------
Except as otherwise set forth in a disclosure schedule delivered by Seller at the time this Agreement is executed and delivered (the "Seller Disclosure Schedule"), the Principal and Seller, jointly and severally, hereby make the following representation and warranties to Buyer as of the date hereof and as of the Closing Date.

3.1     Organization  and  Good  Standing.  Seller  is  a  corporation duly
        ---------------------------------
incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on business in the places and in the manner as presently conducted or proposed to be conducted. Seller is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except where the failure to so qualify would not have a material adverse effect on the Assets or consummation of the transactions contemplated hereby (a "Seller Material Adverse Effect").

3.2      Authority and Enforcement.  Seller has all requisite corporate
         -------------------------
power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. Seller has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

3.3      No  Conflicts or Defaults.  The execution and delivery of this
         -------------------------
Agreement by Seller and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate or Articles of Incorporation or Bylaws of Seller or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Seller is a party or by which Seller is bound, or any judgment, order or decree, or any law, rule or regulation to which Seller is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the Assets, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to the Assets, or (iv) result in a Seller Material Adverse Effect.

3.4     Consents of Third Parties.  The execution, delivery and performance
         -------------------------
of this Agreement and the consummation of the transactions contemplated hereby by Seller does not require the consent of any person, or such consent has or will be obtained in writing, prior to the Closing.

3.5     Actions  Pending. There is no action, suit, claim, investigation or
        ----------------
proceeding pending or, to the knowledge of Seller or the Principal, threatened against Seller or the Principal, which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of Seller or the Principal, threatened against or involving Seller or any of the Assets, other than claims against Seller that are covered by insurance and that will not result in a Seller
Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against Seller or affecting the Assets.

3.6     Title  to  Assets.  Seller has either good and marketable title to,
        -----------------
or valid and enforceable leasehold interest in the Assets, free and clear of all Liens, other than those disclosed in the Seller Financial Statements (as hereafter defined). No person or entity has any right or option to acquire any of the Assets. Seller has the right to use the Assets as presently being used in the conduct of its Business, and its use of the Assets does not violate the material provisions of (a) any agreement to which Seller is a party, (b) the requirements of applicable laws, rules or regulations, and/or (c) any order of any court or regulatory body of competent jurisdiction that is binding on Seller, the Business or any of the Assets.

3.7     Financial  Statements.  Seller  has  delivered  or  prior  to  the
        ---------------------
Closing, will deliver to Buyer the internally prepared balance sheets of Seller as at December 31, 2004 and January 31, 2005 (the "Seller Financial Statements").

3.8     No  Undisclosed  Liabilities.  Seller  has  and  will  have  no
        ----------------------------
liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of Seller (including the notes thereto) in conformity with generally accepted accounting principles ("GAAP") which are not disclosed in the Seller Financial Statements, other than those incurred in the ordinary course of Seller's business since the date of the Seller Financial Statements, which, individually or in the aggregate, do not or would not result in a Seller Material Adverse Effect.

3.9     Books  and  Records.  The  books,  records  and documents of Seller
        -------------------
accurately Reflect, in all material respects, the information relating to the business of Seller, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of Seller.

3.10     Absence  of  Contracts  and Liabilities.  Seller is not a party to
         ---------------------------------------
any written or oral agreement or understanding that could result in a Seller Material Adverse Effect.

3.11     Contracts.  The  Seller  Disclosure  Schedule  identifies  each
         ----------
material agreement to which Seller is a party and to which Buyer will succeed following the Closing (each, a "Continuing Contract"). Each Continuing Contract is in full force and effect, no party thereto is in default of any material obligation thereunder and Seller has received no notice of the termination of any such Continuing Contract. To the knowledge of the Principal, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give Seller or other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Continuing Contract. Seller has not given to nor received from any other person, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Continuing Contract.

3.12     Insurance.   Seller  owns  and  is the beneficiary under valid and
         ----------
enforceable insurance policies (a) issued by an insurer that is financially sound and reputable (b) providing adequate insurance coverage for all risks normally insured against by an owner of assets similar to the Assets, (c) are sufficient for compliance with all legal requirements and Continuing Contracts to which Seller is a party or by which any of the Assets is bound and (d) that will continue in full force and effect following the consummation of the transactions contemplated hereby. Seller has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which it is a party or that provides coverage to it. To the knowledge of the Principal, Seller has given notice to the insurer of all claims that may be insured thereby.

3.13     Compliance  with  Laws.
         ----------------------

     (a) Seller is and at all times has been, in material compliance with each law, rule and/or regulation ("Legal Requirement") that is or was applicable to it or to the conduct or operation of its Business or the ownership or use of any of the Assets.

     (b) No event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a material violation by Seller of, or a failure on the part of Seller to comply with, any Legal Requirement, or (ii) may give rise to any obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

     (c) Seller has not received any notice or other communication (whether oral or written) from any governmental or regulatory authority ("Authority") having or purporting to have jurisdiction over Seller or any of its assets regarding
(i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (ii) any actual, alleged, possible, or potential obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     (d) Seller is, and at all times has been, in material compliance with all of the terms and requirements of each license, permit and/or authorization issued by any Authority ("Governmental Authorization") that is held by Seller or that otherwise relates to the Business.

     (e)  Each Governmental Authorization is valid and in full force and effect.

     (f) No event has occurred and no circumstance exists that may (with or without notice or lapse of time) (i) constitute or result directly or indirectly in a material violation of or a material failure to comply with any term or requirement of any such Governmental Authorization, or (ii) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any such Governmental Authorization.

     (g) All Governmental Authorizations collectively constitute all of the governmental Authorizations necessary to permit Seller to lawfully conduct and operate the Business and to permit Seller to own and use the Assets.

3.14     Tax  Matters.  Seller has filed or caused to be filed (on a timely
         ------------
basis since inception) all federal, state and local tax returns that are or were required to be filed by or with respect to it pursuant to applicable Legal
Requirements ("Tax Returns"). Seller has paid, made provision for payment or has included on its most recent balance sheet included in the Seller Financial Statements, all taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Seller, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in the Seller Financial Statements. All such tax returns are true, complete and accurate. No tax return of Seller has been audited or is currently under audit, nor has Seller or any Principal been notified that any such audit will or may take place.

3.15     Employees.  Seller  is  not  a  party to any collective bargaining
         ---------
arrangements or agreements covering any of its employees nor is Seller in breach of any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by Seller. No officer, consultant or key employee of Seller whose termination, either individually or in the aggregate, would have a Seller Material Adverse Effect, has terminated or, to the knowledge of Seller and the Principal, has any present intention of terminating his or her employment or engagement with Seller.

3.16     Employee  Benefits.  Seller  has  not  contributed to any pension,
         -------------------
profit sharing, option or other incentive plan or any other type of employment benefit plan or maintains, or is or was a party to, or otherwise participates or participated in, on its own behalf or on behalf of any former employee, any pension, profit sharing, option or other incentive plan, or any other type of employee benefit plan. Seller has no obligation to, or arrangement with, former employees for bonuses, incentive compensation, vacation, severance pay, sick pay, sick leave, insurance service awards, relocation, disability or other benefits whether written or oral.

3.17     Absence  of  Certain  Developments.   Since  the  date of the most
         -----------------------------------
recent balance sheet included in the Seller Financial Statements, Seller has not suffered a Seller Material Adverse Effect or entered into any agreement or engaged in any conduct that could result in a Seller Material Adverse Effect.

3.18     Spousal Consent.  No consent of the spouse of the Principal or the
         ---------------
spouse of any other person is required in order to consummate the transactions contemplated by this Agreement, or to transfer to Buyer at the Closing, good and marketable title to the Assets.

3.19     Acknowledgment.  The Warrants, and, to the extent the Warrants are
         --------------
exercised, the Warrant Shares, are being acquired by Seller for investment purposes only and not with a view to their distribution or resale, except in compliance with applicable securities laws. Seller and the Principal acknowledge and understand that (a) neither the Warrants nor the Warrant Shares have been registered under the Act, (b) there is no market for the Warrants or the Warrant Shares, (c) following exercise of the Warrants, the Warrant Shares may have to be held for at least one year prior to their being available for public resale, and (d) the Warrants and the Warrant Shares are a speculative investment and there is no assurance that either the Warrants or the Warrant Shares can be sold at a profit, or at all.

3.20     Disclosure.  The  representations,  warranties and acknowledgments
         ----------
of Seller set forth herein are true, complete and accurate in all material respects, do not omit to state any material fact, or omit any fact necessary to make such representations, warranties and acknowledgments, in light of the circumstances under which they are made, not misleading.

4.     Representations  and  Warranties  of  Buyer  and  P2S.  Except  as
       -----------------------------------------------------
otherwise set forth in a disclosure schedule delivered by Buyer at the time this Agreement is executed (the "Buyer Disclosure Schedule"), Buyer and P2S hereby make the following representations and warranties to Seller and the Principal, as of the date hereof and as of the Closing Date.

4.1     Organization  and  Good  Standing.  Buyer  and  P2S  is  each  a
        ---------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Buyer and P2S is each in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business of Buyer and P2S, taken as a whole, or consummation of the transactions contemplated hereby (a "Buyer Material Adverse Effect").

4.2     Authority  and  Enforcement.   Buyer and P2S each has all requisite
        ---------------------------
corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. Buyer and P2S has each taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Buyer and P2S, enforceable against each in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

4.1     No  Conflicts  or  Defaults.  The  execution  and  delivery of this
        ---------------------------
Agreement by Buyer and P2S and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate or Articles of Incorporation or Bylaws of Buyer or P2S or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Buyer or P2S is a party or by which Buyer or P2S is bound, or any judgment, order or decree, or any law, rule or regulation to which Buyer or P2S is subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any assets or properties of Buyer or P2S, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to which Buyer or P2S is a party, or (iv) result in a Buyer Material Adverse Effect.

4.2     Consents of Third Parties.  The execution, delivery and performance
        -------------------------
of this Agreement and the consummation of the transactions contemplated hereby by Buyer or P2S does not require the consent of any person, or such consent has been or will be obtained in writing prior to the Closing.

4.3     Actions Pending.  There is no action, suit, claim, investigation or
        ----------------
proceeding pending or, to the knowledge of Buyer or P2S, threatened against Buyer or P2S which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of Buyer or P2S, threatened against or involving Buyer or P2S or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against Buyer or P2S or affecting their respective assets.

4.4     Disclosure.  The representations, warranties and acknowledgments of
        ----------
Buyer and P2S set forth herein are true, complete and accurate in all material respects and do not omit any fact necessary to make such representations, warranties and acknowledgments not misleading.

5.     Conditions  to  Closing.
       -----------------------

5.1     Conditions  Precedent  to P2S and Buyer's Obligation to Close.  The
        -------------------------------------------------------------
obligation of Buyer and P2S to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions on or prior to the Closing Date:

     (a) The representations and warranties of Seller and the Principal set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date.

     (b) Seller and the Principal shall have performed and complied with all of their respective covenants hereunder in all material respects through the Closing Date.

     (c) No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent or adversely affect Buyer's or P2S's consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; and no such injunction, judgment, order, decree, ruling, or charge shall be in effect.

     (d) No material adverse change shall have taken place with respect to the assets, and no event shall have occurred that could result in a Seller Material Adverse Effect.

     (e) Seller shall have held a duly convened meeting of its shareholders upon such notice and otherwise as required by the laws of the State of South Carolina (the "Shareholders Meeting"). At least ten days prior to the Shareholders Meeting, Seller shall have delivered to each of Seller's shareholders entitled to notice of and to vote at the Shareholders Meeting (i) a copy of this Agreement, (ii) the Schedules and Exhibits hereto and (iii) a copy of the dissenter's rights statute of the State of South Carolina in a manner that complies with the corporate laws of the State of South Carolina. The foregoing documents and information shall also be delivered to each member of a class or group entitled under the laws of the State of South Carolina to vote as a class or group in connection with the transactions contemplated by this Agreement. At the Shareholders Meeting, this Agreement and the transactions contemplated hereby shall be approved by holders of the outstanding capital stock of Seller entitled to vote at the Shareholders Meeting in an amount sufficient to satisfy the requirements of the laws of the State of South Carolina.

     (f) No shares entitled to vote at the Shareholders Meeting shall have exercised dissenter's rights.

     (g) Seller shall have delivered to Buyer and P2S a certificate executed by a duly authorized executive officer of Seller, and by the Principal, stating that all of the conditions specified above in Section 5.1(a) - (f) have been complied with;

     (h) Buyer shall be reasonably satisfied with the results of its due diligence review of Seller, the Business and the Assets;

     (i) Seller shall have executed and delivered to Buyer a Consulting Agreement in form and substance mutually acceptable to Buyer and the Principal (the "Consulting Agreement");

     (j) Buyer and P2S shall receive confirmation from their professional financial advisers, in form and substance satisfactory to them in their sole reasonable discretion, that the books and records of Seller are sufficient to permit audited financial statements of Seller to be prepared for the years ended December 31, 2204 and December 31, 2003,or such shorter period as Seller has been in existence in accordance with GAAP and the rules and regulations of the Securities and Exchange Commission;

     (k) Buyer and Seller shall have mutually agreed upon those insurance deposits to be reimbursed to Seller at the time of Closing; and

     (l) All actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer and P2S.

5.2     Conditions  Precedent to Seller's and the Principal's Obligation to
        -------------------------------------------------------------------
Close.  The  obligation  of  Seller  and  the  Principal  to  consummate  the
-----
transactions contemplated hereby is subject to satisfaction of the following conditions on or prior to the Closing Date:

     (a)     The  representations  and  warranties of Buyer and P2S set forth in
Section 4 above shall be true and correct in all material respects at and as of the Closing Date.

     (b) Buyer and P2S shall each have performed and complied with all of their respective covenants hereunder in all material respects through the Closing Date.

     (c) No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent or adversely affect Buyer's consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; and no such injunction, judgment, order, decree, ruling, or charge shall be in effect;

     (d) No material adverse change shall have taken place with respect to Buyer or P2S, and no event shall have occurred that results in a Buyer Material Adverse Effect.

     (e) Buyer and P2S shall each have delivered to the Seller a certificate to the effect that each of the conditions specified above in Sections 5.2(a) -
(d)  has  been  complied  with  in  all  respects;

     (f) Seller shall be satisfied with the results of its due diligence review of Buyer; and P2S;

     (g) Buyer shall have executed and delivered to Principal the Consulting Agreement;

     (h) Buyer and Seller shall have mutually agreed upon those insurance deposits to be reimbursed to Seller at the time of Closing; and

     (i) All actions to be taken by Buyer and P2S in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Seller and the Principal.

6.     Closing;  Closing  Date.  A closing of the transactions contemplated
       -----------------------
hereby the "Closing") will take place at such time, not later than March 15, 2005, at the offices of Buyer's counsel, that is agreed upon by Seller and Buyer. The date on which the Closing is held is referred to in this Agreement as the "Closing Date."

7.      Documents  to  be  Delivered  at  the  Closing.
        ----------------------------------------------

7.1     Documents  to  be  Delivered  by  Seller  or the Principal.  At the
        ----------------------------------------------------------
Closing, Seller and/or the Principal, as the case may be, shall deliver, or cause to be delivered, to Buyer the following:

     (a) a duly executed bill of sale, dated the Closing Date, transferring to Buyer all of Seller's right, title and interest in and to the Assets together with possession of the Assets;

     (b) a duly executed assignment, transferring to Buyer all of Seller's right, title and interest in and to the contracts, agreements, contract rights and Intellectual Property included in the Assets, accompanied by any third party consents contemplated by Section 3.4;

     (c)     the  certificate  required  by  Section  5.1(g),  above;

     (d) a copy of resolutions of the board of directors and shareholders of Seller, certified by an executive officer of Seller, authorizing the execution, delivery and performance of this Agreement by Seller; and

     (e)     the  Consulting  Agreement  executed  by  Principal;  and

     (e) such other certificates, documents and instruments as Buyer or P2S may have reasonably requested in connection with the transaction contemplated hereby.

7.2     Documents  to  be  Delivered by Buyer.  At the Closing, Buyer shall
        -------------------------------------
deliver or cause to be delivered to Seller and/or the Principal, as the case may be, the following:

     (a)     the  certificate  required  by  Section  5.2(e);

     (b) a copy of resolutions of the board of directors and shareholders, if required, of Buyer and P2S, each certified by an executive officer of Buyer and P2S, as the case may be, authorizing the execution, delivery and performance of this Agreement by Buyer and P2S;

     (c)     certificates  evidencing  the  P2S  Warrants;

     (d)     the  Consulting  Agreement  executed  by  Buyer;  and

     (e) such other certificates, documents and instruments as Seller may have reasonably requested in connection with the transaction contemplated hereby.

8.     Additional  Covenants.
       ---------------------

8.1     Access  to  Books  and  Records.  During  the  course  of  this
        -------------------------------
transaction, from the date hereof through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation ad other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

8.2     Further Assurances.  If, at any time after the Closing, the parties
        ------------------
shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

8.3     No  Public  Disclosure.  Without  the  prior written consent of the
        ----------------------
other, which written consent will not be unreasonably withheld, no party to this Agreement will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other parties) for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

8.4     Right  to Rescind.  The parties to this Agreement agree and confirm
        -----------------
that P2S shall have the right to rescind this Agreement and the transactions contemplated hereby, and cause the parties to be restored to their status immediately prior to the Closing, in the event that the audited financial statements of Seller described in the last sentence of Section 3.9 cannot be prepared and timely filed with the Securities and Exchange Commission.

9.     Indemnification  and  Related  Matters.
       --------------------------------------

9.1          Indemnification  by  Seller  and  the  Principals.  Seller  and the
             -------------------------------------------------
Principal, jointly and severally, hereby indemnify and hold Buyer and P2S, and their respective officers, directors, affiliates, successors and assigns, harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by Buyer and P2S and arising out of the breach of any representation or warranty of Seller and/or the Principal hereunder, and/or Seller's and/or the Principal's failure to perform any covenant or obligation required to be performed by it hereunder.

9.2     Indemnification  by  Buyer  and  P2S.   Buyer  and P2S, jointly and
        ------------------------------------
severally, hereby indemnify and hold Seller and Principal, and their respective officers, directors, affiliates, successors, legal representatives and assigns, harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by Seller and/or Principal and arising out of the breach of any representation or warranty of Buyer or P2S hereunder, and/or Buyer's and/or P2S's failure to perform any covenant or obligation required to be performed by either of them hereunder.

9.3     Procedure  for  Indemnification.  Any  party  entitled  to
        -------------------------------
indemnification under this Article 9 (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 9 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will not contest such a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding affected without its prior written consent. Notwithstanding anything in this Article 9 to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to
(a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to.

9.4     Basket.  Notwithstanding any conflicting or inconsistent provisions
        ------
hereof, Seller and the Principal shall not be liable in damages, indemnity or otherwise to Buyer or P2S in respect of the inaccuracy or breach of any representations, warranties, covenants or agreements herein, except to the extent that the damages to Buyer and/or P2S, singularly or in the aggregate, exceed the sum of $10,000; provided that Seller's and Principal's maximum obligation under this sentence shall not exceed $1,000,000 in the aggregate. Notwithstanding any conflicting or inconsistent provisions hereof, Buyer and P2S shall not be liable in damages, indemnity or otherwise to Seller, the Principal (or any designee) in respect to the inaccuracy or breach of any representations, warranties, covenants or agreements herein except to the extent that damages to Seller exceed, individually or in the aggregate, the sum of $10,000; provided that Buyer's and P2S's maximum obligation under this sentence shall not exceed $1,000,000 in the aggregate.

10.     Termination.
        -----------

10.1     Termination  by  Mutual Consent.  This Agreement may be terminated
         -------------------------------
by mutual consent of the parties, in writing, signed by each of the parties hereto.

10.2     Termination by Buyer and P2S.  This Agreement may be terminated by
         ----------------------------
Buyer and/or P2S, by written notice to Seller, (a) if the Closing does not occur prior to March 31, 2005, (b) in the event of a material breach of any representation or warranty of Seller and/or the Principal hereunder, or (c) in the event Seller and/or Principal hereunder fail to perform any material covenant or obligation required to be performed by it hereunder and such failure remains uncured for ten days following such written notice.

10.3     Termination  by  Seller  and the Principal.  This Agreement may be
         ------------------------------------------
terminated by Seller or the Principal, by written notice to Buyer, in the event of a material breach of any representation or warranty of Buyer or P2S hereunder, or in the event Buyer or P2S fails to perform any material covenant or obligation required to be performed by it hereunder and such failure remains uncured for ten days following such written notice.

10.4     Effect  of  Termination.  Termination  of  this  Agreement  under
         -----------------------
Section 10.02 or 10.03 hereof shall not preclude the parties from pursuing all remedies available to them under applicable law arising by reason of such termination. In the event of termination of this Agreement, the Note [as such term is defined in Section 2.2(a)] shall be immediately due and payable.

11.      Miscellaneous.
         -------------

11.1     Finders.  Buyer  and  P2S,  on  the  one  hand, and Seller and the
         -------
Principal, on the other hand, represent and warrant that they have not employed or utilized the services of any broker or finder in connection with this Agreement or the transactions contemplated by it. Seller and the Principal jointly and severally, shall indemnify and hold Buyer and P2S harmless from and against any and all claims for brokers' commissions made by any party as a result of this Agreement and transaction contemplated hereunder to the extent that any such commission was incurred, or alleged to have been incurred, by, through or under Seller. Buyer and P2S jointly and severally shall indemnify and hold Seller and the Principal harmless from and against any and all claims for brokers' commissions made by any party as a result of this Agreement and transaction contemplated hereunder to the extent that any such commission was incurred, or alleged to have been incurred, by, through or under Buyer or P2S.

11.2     Expenses.  Except  as  otherwise  specifically  provided  in  this
         --------
Agreement, Buyer, P2S, the Principal and Seller shall bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement.

11.3     Entire  Agreement;  No  Waiver.  This Agreement, the Schedules and
         ------------------------------
any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision. Without limiting the foregoing, the parties hereby agree and acknowledge that the version of this Agreement dated "February __, 2005" and signed by the parties shall be superceded by this Agreement, and upon execution of this Agreement, such other agreement shall be of no further force or effect.

11.4     Jurisdiction  and Governing Law.  This Agreement shall be governed
         -------------------------------
by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place in Palm Beach County, Florida, and shall be heard by one arbitrator selected in accordance with AAA Rules of Commercial Arbitration. The arbitrator shall render a reasoned award and such award shall be signed and dated. The decision of the arbitrator shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Pending final determination by the arbitrator, each of the parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrator's fees, and the parties' obligation to pay such fees in accordance with AAA rules shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrator, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party.

11.5     Construction.  Headings  contained  in  this  Agreement  are  for
         ------------
convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Seller Disclosure
Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

11.6     Notices.  All  notices  and  other  communications  under  this
         -------
Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, or by overnight mail properly receipted to the parties at the following addresses (or to such address as a party may have specified by notice given to the other party pursuant to this provision):

     If  to  Seller  or  the  Principal:

     Michael  Allora
     G.  F.  C.,  Inc.
     136  Freeway  Drive  East
     East  Orange,  New  Jersey  07018
     Telephone  No.:(973)  266-7020
     Telecopy  No.:  (973)  266-7083

     With  a  copy  (which  shall  not  constitute  notice)  to:

     Stephen  E.  Lampf,  Esq.
     Lampf,  Lipkind,  Prupis  &  Petigrow,  P.A.
     80  Main  Street
     West  Orange,  New  Jersey  07052-5482

     If  to  P2S,  to:

     Power2Ship,  Inc.
     903  Clint  Moore  Road
     Boca  Raton,  FL  33431
     Attn:     Richard  Hersh,  President
     Telephone  No.:  (561)  998-7557
     Telecopy  No.:     (561)  998-7821

     If  to  Buyer,  to:

     Power2Ship,  Inc.
     903  Clint  Moore  Road
     Boca  Raton,  FL  33431
     Attn:     Richard  Hersh,  President
     Telephone  No.:  (561)  998-7557
     Telecopy  No.:    (561)  998-7821

11.7     Severability.  In the event that any provision hereof would, under
         ------------
applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11.8     Binding  Effect; Assignment.  This Agreement shall be binding upon
         ---------------------------
and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligation hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other and any attempted assignment without the required consent shall be void.

11.9     Counterparts.  This  Agreement  may  be  executed in counterparts,
         ------------
each of which shall be an original, but which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, we have executed this Agreement as of the day and year first above written.



                                POWER2SHIP,  INC.,  A  NEVADA  CORPORATION


                                By: /s/ Richard Hersh
                                    -----------------------
                                    Richard  Hersh,  President



                                POWER2SHIP  ,  INC.,  A  DELAWARE  CORPORATION


                                By: /s/ Richard Hersh
                                    -----------------------
                                    Richard  Hersh,  President


                                G.F.C.,  INC.


                                By: /s/ Michael Allora
                                    ----------------------
                                     Michael  Allora,  President



                                THE  PRINCIPAL

                                    /s/ Michael Allora
                                    ----------------------
                                    Michael  Allora

                                  SCHEDULE 1.1
                                     ASSETS
                                     ------



(a) Thos trucking and brokerage authority permits identified (by attaching copies or otherwise) on Annex 1.1(a).
(b) Those contracts with shipping customers that are identified (by attaching copies or otherwise) on Annex 1.1(b).
(c) Those contracts with agents that are identified (by attaching copies or otherwise) on Annex 1.1(c).
(d) Those lease contracts with owner-operators as are identified (by attaching copies or otherwise) on Annex 1.1(d).
(e) All of Buyer's right, title and interest in and to escrow deposits from those owner-operators and agents as are identified on Annex 1.1(e).
(f) All of Buyer's right, title and interest in and to the telephone number(s) used by Buyer in the conduct of its business.

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                                  SCHEDULE 1.2
                                   LIABILITIES
                                   -----------



(a) Obligations corresponding to the owner-operator and agent escrow deposits identified on Annex 1.1(e).

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